Exhibit 99.1

Confluent Announces Second Quarter 2022 Financial Results

•
Total revenue of $139 million, up 58% year over year
•
Confluent Cloud revenue of $47 million, up 139% year over year
•
Remaining performance obligations of $591 million, up 81% year over year
•
857 customers with $100,000 or greater in ARR, up 39% year over year

MOUNTAIN VIEW, Calif. -- August 03, 2022 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming platform to set data in motion, today announced financial results for its second quarter of 2022, ended June 30, 2022.

“Data streaming is a requirement to create the real-time digital experiences and efficient operations that are needed to compete and win,” said Jay Kreps, co-founder and CEO, Confluent. “Our strong Q2, highlighted by 139% year-over-year Confluent Cloud revenue growth and exceeding our guidance on all metrics, underscores our leadership of this market and the critical business value we deliver to our customers.”

“Our ability to drive high growth with increased operating leverage is reflected in our 58% year-over-year revenue growth and significant margin improvements in the second quarter,” said Steffan Tomlinson, CFO, Confluent. “Customers view Confluent as a strategic platform for delivering data in motion, as evidenced by our dollar-based net retention rate of greater than 130% for the fifth consecutive quarter and the growth in our six- and seven-figure customers.”

Second Quarter 2022 Financial Highlights

(In millions, except per share data and percentages)

	Q2 2022	Q2 2021	Y/Y Change
Total Revenue	$139.4	$88.3	58%
Remaining Performance Obligations	$591.3	$327.2	81%
GAAP Operating Loss	$(117.3)	$(86.0)	$(31.3)
Non-GAAP Operating Loss	$(46.8)	$(36.8)	$(10.0)
GAAP Operating Margin	(84.1%)	(97.4%)	13.3 pts
Non-GAAP Operating Margin	(33.5%)	(41.7%)	8.2 pts
GAAP Net Loss Per Share	$(0.42)	$(0.74)	$0.32
Non-GAAP Net Loss Per Share	$(0.16)	$(0.31)	$0.15
Net Cash Used in Operating Activities	$(33.5)	$(43.2)	$9.7
Free Cash Flow	$(36.9)	$(45.4)	$8.5

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

Financial Outlook

For the third quarter and fiscal year 2022, Confluent expects:

	Q3 2022 Outlook	FY 2022 Outlook
Total Revenue	$143-$145 million	$567-$571 million
Non-GAAP Operating Margin	~ (33%)	(35%)-(34%)
Non-GAAP Net Loss Per Share	$(0.19)-$(0.17)	$(0.73)-$(0.69)

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net loss per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s second quarter 2022 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its Twitter, LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding our financial outlook, including margin improvements, target gross margin levels, achievement of positive non-GAAP operating margin exiting the fourth quarter of fiscal 2024 and impact of macro dynamics; the potential growth runway for Confluent Cloud; continued rates of Confluent Cloud consumption despite macroeconomic uncertainty; ability for Confluent Cloud to provide cost savings for users and customers; increased adoption of our platform and data streaming in general; dependence of businesses on data in motion; retention of data platforms like Confluent by organizations in times of macroeconomic uncertainty; our ability and position to capitalize on the shift to cloud; the degree of market acceptance of our products; our ability to sustain relationships and integration with cloud providers; growth in and growth rate of revenue, including Confluent Cloud revenue, customers, remaining performance obligations and dollar-based net retention rate; our market opportunity; our go-to-market strategy; our product differentiation and market acceptance of our products, including over open source alternatives; our ability to improve margins, on an annual basis or at all; our ability to meet near-term and mid-term financial targets; our potential for value creation; our investment priority and philosophy; and our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the impact of the ongoing COVID-19 pandemic on our business, as well as our customers, prospects, partners, and service providers, (ii) our ability to sustain and manage our rapid growth, (iii) our limited operating history, (iv) our ability to attract new customers and retain and sell additional features and services to our existing customers, (v) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to our offering, (vi) our ability to achieve or sustain profitability and improve margins annually or at all, (vii) the estimated addressable market opportunity for our offering, (viii) our ability to compete effectively in an increasingly competitive market, including achieving market acceptance over competitors and open source alternatives, (ix) our ability to successfully execute our go-to-market strategy and initiatives, (x) our ability to attract and retain highly qualified personnel, (xi) breaches in our security measures or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, (xiii) inflationary conditions, economic uncertainty, recessionary risks, and exchange rate fluctuations, which may result in customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, reduced consumption of Confluent Cloud or customer preference for open source alternatives and (ix) general market, political, economic, and business conditions. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; common stock charitable donation expense; amortization of debt issuance costs; and income tax effects associated with these adjustments. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Other Business Metrics

Remaining performance obligations (“RPO”) represent the amount of contracted future revenue that has not yet been recognized as of the end of each period, including both deferred revenue that has been invoiced and non-cancelable committed amounts that will be invoiced and recognized as revenue in future periods. RPO excludes pay-as-you-go arrangements. RPO may also fluctuate due to a number of factors, including the timing of renewals, average contract terms, seasonality, and dollar amount of customer contracts. RPO as a metric is not necessarily indicative of future revenue growth because it does not account for the actual timing of customers’ consumption or future expansion.

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as the revenue customers contractually committed to over the following 12 months assuming no increases or reductions in their subscriptions. ARR excludes services and pay-as-you-go arrangements. Similar to RPO, ARR as a metric is not necessarily indicative of future revenue growth because it does not account for the actual timing of customers’ consumption or future expansion. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Dollar-based net retention rate (“NRR”) as of a period end is calculated by starting with the ARR from the cohort of all customers as of 12 months prior to such period end (“Prior Period Value”). We calculate the ARR from these same customers as of the current period end (“Current Period Value”), which includes any growth in the value of subscriptions and is net of contraction or attrition over the prior 12 months. Services and pay-as-you-go arrangements are excluded from the calculation of ARR. We then divide the Current Period Value by the Prior Period Value to arrive at our dollar-based NRR. The dollar-based NRR includes the effect, on a dollar-weighted value basis, of our subscriptions that expand, renew, contract, or attrit, but excludes ARR from new customers in the current period. Our dollar-based NRR is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$529,667	$1,375,932
Marketable securities	1,427,859	640,085
Accounts receivable, net	149,394	137,491
Deferred contract acquisition costs	29,491	27,646
Prepaid expenses and other current assets	55,612	44,919
Total current assets	2,192,023	2,226,073
Property and equipment, net	21,813	14,428
Operating lease right-of-use assets	32,613	37,281
Deferred contract acquisition costs, non-current	54,661	51,178
Other assets, non-current	23,807	13,769
Total assets	$2,324,917	$2,342,729
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,527	$7,591
Accrued expenses and other liabilities	93,917	98,974
Operating lease liabilities	7,846	9,236
Deferred revenue	255,064	220,920
Liability for early exercise of unvested stock options	3,826	11,467
Total current liabilities	376,180	348,188
Operating lease liabilities, non-current	27,975	31,645
Deferred revenue, non-current	30,667	25,557
Convertible senior notes, net	1,082,583	1,080,701
Other liabilities, non-current	10,888	6,357
Total liabilities	1,528,293	1,492,448
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	1	1
Class B common stock	2	2
Additional paid-in capital	1,785,640	1,599,962
Accumulated other comprehensive loss	(9,547)	(830)
Accumulated deficit	(979,472)	(748,854)
Total stockholders’ equity	796,624	850,281
Total liabilities and stockholders’ equity	$2,324,917	$2,342,729

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Subscription	$127,018	$78,516	$240,938	$146,508
Services	12,389	9,822	24,608	18,858
Total revenue	139,407	88,338	265,546	165,366
Cost of revenue:
Subscription(1)(2)	35,608	20,292	69,211	36,049
Services(1)(2)	13,901	9,717	26,075	17,798
Total cost of revenue	49,509	30,009	95,286	53,847
Gross profit	89,898	58,329	170,260	111,519
Operating expenses:
Research and development(1)(2)	64,472	33,225	122,133	57,538
Sales and marketing(1)(2)	112,754	73,206	219,456	131,715
General and administrative(1)(2)	29,979	37,943	57,460	53,455
Total operating expenses	207,205	144,374	399,049	242,708
Operating loss	(117,307)	(86,045)	(228,789)	(131,189)
Interest income	2,618	688	3,184	1,532
Other expense, net	(1,432)	(643)	(2,814)	(979)
Loss before income taxes	(116,121)	(86,000)	(228,419)	(130,636)
Provision for income taxes	1,510	2,170	2,199	2,060
Net loss	$(117,631)	$(88,170)	$(230,618)	$(132,696)
Net loss per share, basic and diluted	$(0.42)	$(0.74)	$(0.84)	$(1.17)
Weighted-average shares used to compute net loss per share, basic and diluted	278,268,980	118,648,655	275,593,362	113,717,546

(1) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue - subscription	$6,018	$2,172	$11,331	$3,147
Cost of revenue - services	2,328	1,055	4,190	1,599
Research and development	25,337	8,932	45,422	12,443
Sales and marketing	24,746	11,155	45,808	16,131
General and administrative	10,437	11,202	19,484	14,549
Total stock-based compensation expense	$68,866	$34,516	$126,235	$47,869

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue - subscription	$70	$38	$403	$38
Cost of revenue - services	80	288	157	288
Research and development	342	277	1,381	398
Sales and marketing	1,048	610	1,728	713
General and administrative	130	222	440	261
Total employer taxes on employee stock transactions	$1,670	$1,435	$4,109	$1,698

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(117,631)	$(88,170)	$(230,618)	$(132,696)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	1,810	756	3,060	1,543
Net (accretion) amortization of (discounts) premiums on marketable securities	(469)	459	236	964
Amortization of debt issuance costs	947	-	1,883	-
Amortization of deferred contract acquisition costs	8,925	6,048	17,395	11,583
Non-cash operating lease costs	2,200	2,748	4,475	5,604
Common stock charitable donation expense	-	13,290	-	13,290
Stock-based compensation, net of amounts capitalized	68,866	34,516	126,235	47,869
Deferred income taxes	30	2,297	26	1,730
Other	355	209	559	648
Changes in operating assets and liabilities:
Accounts receivable	(25,244)	(17,587)	(12,462)	(11,853)
Deferred contract acquisition costs	(10,643)	(15,482)	(22,723)	(26,348)
Prepaid expenses and other assets	(12,136)	(12,368)	(20,121)	(14,723)
Accounts payable	7,275	(468)	7,452	371
Accrued expenses and other liabilities	24,609	11,460	1,756	12,893
Operating lease liabilities	(2,413)	(2,661)	(4,910)	(5,382)
Deferred revenue	20,047	21,787	39,254	31,352
Net cash used in operating activities	(33,472)	(43,166)	(88,503)	(63,155)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(2,256)	(1,215)	(4,765)	(1,811)
Purchases of marketable securities	(763,479)	(14,283)	(1,167,362)	(55,971)
Maturities of marketable securities	275,114	66,211	370,659	122,974
Purchases of property and equipment	(1,184)	(1,030)	(2,071)	(1,673)
Other	-	-	-	9
Net cash (used in) provided by investing activities	(491,805)	49,683	(803,539)	63,528
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net of underwriting discounts and commissions	-	786,600	-	786,600
Proceeds from issuance of common stock upon exercise of vested options	7,947	12,490	24,383	18,705
Proceeds from issuance of common stock upon early exercise of unvested options	71	11,309	416	18,756
Repurchases of unvested options	(683)	(164)	(695)	(213)
Payments of deferred offering costs	-	(767)	-	(920)
Payments of debt issuance costs for convertible senior notes	-	-	(786)	-
Proceeds from issuance of common stock under employee stock purchase plan	-	-	22,485	-
Net cash provided by financing activities	7,335	809,468	45,803	822,928
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	20	(2)	(26)	(10)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(517,922)	815,983	(846,265)	823,291
Cash, cash equivalents, and restricted cash at beginning of period	1,048,339	45,114	1,376,682	37,806
Cash, cash equivalents, and restricted cash at end of period	$530,417	$861,097	$530,417	$861,097
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$529,667	$860,347	$529,667	$860,347
Restricted cash included in other assets, current and non-current	750	750	750	750
Total cash, cash equivalents, and restricted cash	$530,417	$861,097	$530,417	$861,097

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$89,898	$58,329	$170,260	$111,519
Total gross margin on a GAAP basis	64.5%	66.0%	64.1%	67.4%
Add: Stock-based compensation expense	8,346	3,227	15,521	4,746
Add: Employer taxes on employee stock transactions	150	326	560	326
Non-GAAP total gross profit	$98,394	$61,882	$186,341	$116,591
Non-GAAP total gross margin	70.6%	70.1%	70.2%	70.5%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$64,472	$33,225	$122,133	$57,538
Less: Stock-based compensation expense	25,337	8,932	45,422	12,443
Less: Employer taxes on employee stock transactions	342	277	1,381	398
Non-GAAP research and development operating expense	$38,793	$24,016	$75,330	$44,697
Non-GAAP research and development operating expense as a percentage of total revenue	27.8%	27.2%	28.4%	27.0%

Sales and marketing operating expense on a GAAP basis	$112,754	$73,206	$219,456	$131,715
Less: Stock-based compensation expense	24,746	11,155	45,808	16,131
Less: Employer taxes on employee stock transactions	1,048	610	1,728	713
Non-GAAP sales and marketing operating expense	$86,960	$61,441	$171,920	$114,871
Non-GAAP sales and marketing operating expense as a percentage of total revenue	62.4%	69.6%	64.7%	69.5%

General and administrative operating expense on a GAAP basis	$29,979	$37,943	$57,460	$53,455
Less: Stock-based compensation expense	10,437	11,202	19,484	14,549
Less: Employer taxes on employee stock transactions	130	222	440	261
Less: Common stock charitable donation expense	-	13,290	-	13,290
Non-GAAP general and administrative operating expense	$19,412	$13,229	$37,536	$25,355
Non-GAAP general and administrative operating expense as a percentage of total revenue	13.9%	15.0%	14.1%	15.3%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(117,307)	$(86,045)	$(228,789)	$(131,189)
Add: Stock-based compensation expense	68,866	34,516	126,235	47,869
Add: Employer taxes on employee stock transactions	1,670	1,435	4,109	1,698
Add: Common stock charitable donation expense	-	13,290	-	13,290
Non-GAAP operating loss	$(46,771)	$(36,804)	$(98,445)	$(68,332)
Non-GAAP operating margin	(33.5%)	(41.7%)	(37.1%)	(41.3%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(117,631)	$(88,170)	$(230,618)	$(132,696)
Add: Stock-based compensation expense	68,866	34,516	126,235	47,869
Add: Employer taxes on employee stock transactions	1,670	1,435	4,109	1,698
Add: Common stock charitable donation expense	-	13,290	-	13,290
Add: Amortization of debt issuance costs	946	-	1,882	-
Add: Income tax effects and adjustments	669	1,716	682	1,045
Non-GAAP net loss	$(45,480)	$(37,213)	$(97,710)	$(68,794)
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.31)	$(0.35)	$(0.60)
Weighted-average shares used to compute net loss per share, basic and diluted	278,268,980	118,648,655	275,593,362	113,717,546

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash used in operating activities	$(33,472)	$(43,166)	$(88,503)	$(63,155)
Capitalized internal-use software costs	(2,256)	(1,215)	(4,765)	(1,811)
Capital expenditures	(1,184)	(1,030)	(2,071)	(1,673)
Free cash flow	$(36,912)	$(45,411)	$(95,339)	$(66,639)
Free cash flow margin	(26.5%)	(51.4%)	(35.9%)	(40.3%)
Net cash (used in) provided by investing activities	$(491,805)	$49,683	$(803,539)	$63,528
Net cash provided by financing activities	$7,335	$809,468	$45,803	$822,928